Exhibit 99.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
100 F Street, NE
Washington, D.C. 20549

TELEFACSIMILE TRANSMITTAL

PLEASE DELIVER THE FOLLOWING PAGES TO:

Name:	Martin E. Lybecker, Esq.

Organization:	Wilmer Hale

Facsimile Number :	202-663-6363

Total Number of Pages, Including Cover Sheet:

From :	Brian D. Bullard Chief Accountant

DIVISION OF INVESTMENT MANAGEMENT

Telephone Number: (202) 551-6918
Facsimile Number: (202) 772-9283

Comments:

An official copy has been mailed to you, but I am providing a fax copy as a courtesy,

If you do not receive all pages, please telephone the above number for assistance.

Note: THIS DOCUMENT MAY CONTAIN PRIVILEGED AND NONPUBLIC INFORMATION. IT IS INTENDED ONLY FOR THE USE OF THE INDIVIDUAL OR ENTITY NAMED ABOVE, AND OTHERS WHO SPECIFICALLY HAVE BEEN AUTHORIZED TO RECEIVE IT. If you are not the intended recipient of this facsimile, or the agent responsible for delivering it to the intended recipient, you hereby are notified that any review, dissemination, distribution, or copying of this communication strictly is prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original to the above address by regular postal service without making a copy. Thank you for your cooperation.

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UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

DIVISION OF INVESTMENT MANAGEMENT

March 28, 2006

CERTIFIED MAIL RETURN RECEIPT REQUESTED AND FACSIMILE

Martin E. Lybecker, Esq. WilmerHale 2445 M Street, NW Washington, DC 20037

Re: National Presto Industries, Inc.

Dear Mr. Lybecker:

          Your client, National Presto Industries, Inc. (the “Company”), filed a Form 10-K on March 15, 2006 that contained financial statements that were not prepared in accordance with generally accepted accounting principles. We note specifically that the Company’s financial statements were not prepared in a manner that is consistent with its registration status as an investment company under the Investment Company Act of 1940 (“1940 Act”). Please be advised that these financial statements do not satisfy the Company’s obligations under the 1940 Act or the periodic reporting obligations under section 15(d) of the Securities Exchange Act of 1934 (“1934 Act”).

In the footnotes to the financial statements filed on Form 10-K, the Company made the following disclosure:

“Management believes that in the interim, the SEC staff will not object if the Company files its financial statements and related information for the year ending December 31, 2005, under the 1934 Act as an operating company rather than as an investment company under the Investment Company Act. The SEC staff has asked the Company to consider supplementing its operating company financial statements with additional financial information like that prepared by registered investment companies. Discussions regarding that request and related issues are ongoing with the SEC staff.”

We believe that this disclosure is materially inaccurate and misleading to investors, and contrary to our prior discussions. By e-mail dated February 15, 2006, which you acknowledged by e-mail dated February 16, 2006, we said;

“As we discussed on a preliminary basis last week on February 7 and 9, 2006 (and without working out any of the details), the staff would not object if, for the period ending December 31, 2005, National Presto Industries, Inc., continued to file financial

Mr. Martin E. Lybecker, Esq. March 28, 2006

statements that are consistent with financial reporting requirements for operating companies on Forms 10-K provided those financial statements also include an additional footnote with pro forma financial statement information consistent with investment company financial reporting requirements pursuant to Article 6 of Regulation S-X and Form N-CSR.” (Emphasis added)

As filed, the Form 10-K did not disclose in the MD&A or financial statements any of the required investment company reporting requirements.

We, further stated:

“We have in similar cases as the Company’s, however, advised registrants to file all available information at the filing deadline, whether audited or unaudited, as an intermediate step to filing fully compliant financial statements at a date subsequent to filing deadline. In those circumstances, we believe the provision of unaudited or incomplete financial information is preferable to providing no financial information by the filing deadline, but under no circumstance, do we consider the registrant to have met its obligations under the federal securities laws.” (Emphasis added)

The Company’s disclosure makes no mention of our specific statement that anything short of financial statements that comply with the Company’s obligations under both the 1940 and 1934 Acts does not comply with the federal securities laws. In fact, the Company’s disclosure leads investors to believe that the Company’s presentation is acceptable to the staff of the Commission and compliant with the federal securities laws.

          We question whether the unqualified opinion issued by the Company’s auditors, Grant Thornton, LLP, meets professional standards given the Company’s registration status as an investment company and the accounting and financial reporting presentation associated with being an investment company. As we previously communicated to you in a conference call held on March 14, 2006, we believed professional standards would have prevented Grant Thornton from issuing an unqualified opinion on these financial statements. In that call, we requested that if Grant Thornton concluded it was able to issue an unqualified opinion, then we wanted to be informed of the basis for their conclusion prior to the Company filing its Form 10-K. To date, we have not been contacted by Grant Thornton. We have separately requested in a letter to Grant Thornton that they provide us with a written submission, within 5 business days, explaining their basis for issuing an unqualified opinion under these circumstances.

          We find this matter to be extremely troubling given recent discussion between the Company and the staff on this very subject. We expect you will share this letter with the Board of Directors of the Company immediately. Please inform us when you have done so. We also expect a written response from the Company, within 5 business days of the date of this letter, addressing our concerns and containing what steps the Company is prepared to take torectify these misleading statements and provide the disclosures required for a registered investment company.

Mr. Martin E. Lybecker, Esq. March 28, 2006 Page 3

Should you have any questions on this matter, please contact Doug Scheidt at 202-551-6701, Barry Miller at 202-551-6725 or me at 202-551-6918.

Very truly yours,

Brian D. Bullard Chief Accountant

Cc:	Tom Walters Managing Partner Grant Thornton LLP

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

DIVISION OF INVESTMENT MANAGEMENT

March 28, 2006

CERTIFIED MAIL RETURN RECEIPT REQUESTED AND FACSIMILE

Tom Walters Managing Partner Grant Thornton LLP 500 US Bank Plaza North 200 South Sixth Street Minneapolis, MN 55402

Dear Mr. Walters:

          In a separate, letter to National Presto Industries, Inc. (the “Company”), which we have included as an attachment, we have informed the Company that we believe the Form 10-K filed by the Company on March 15, 2006 did not satisfy its requirements under the federal securities laws, including its obligation to report its financial statements as an investment company. We also informed the Company that we believe the disclosure contained in the footnotes to the financial statements regarding the SEC staff’s views on these financial statements was materially inaccurate.

          We question whether the unqualified opinion issued on the financial statements by Grant Thornton, LLP meets professional standards given the Company’s registration status as an investment company and the accounting and financial reporting presentation associated with being an investment company. We had previously communicated to the Company’s counsel, Martin Lybecker, in a conference call held on March 14, 2006 that we believed professional standards would have prevented Grant Thornton from issuing an unqualified opinion on these financial statements. In that call, we requested that if Grant Thornton concluded it was able to issue an unqualified opinion, then we wanted to be informed of the basis for your conclusion prior to the Company filing its Form 10-K. To date, we have not been contacted by you or your firm.

Mr. Tom Walters Grant Thornton LLP March 28, 2006 Page 2

          Please provide us with a written submission, within 5 business days, explaining your basis for issuing an unqualified opinion under these circumstances. We expect your submission will have been approved by your national practice office. Should you have any questions on this matter, please contact me at 202-551-6918.

Very truly yours,

Brian D. Bullard Chief Accountant
Cc:	National Presto Industries Inc. MaryJo Cohen, CEO

Martin E. Lybecker, Esq. WilmerHale